UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2008

QUICKSILVER GAS SERVICES LP
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33631	56-2639586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale Street
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-8620

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Quicksilver Gas Services LP (the “Partnership”) entered into an amendment to its credit agreement (the “Amendment”), dated as of October 10, 2008, among the Partnership, as borrower, and Bank of America, N.A., BNP Paribas, JPMorgan Chase Bank, N.A., The Royal Bank of Scotland plc, Fortis Capital Corp., BMO Capital Markets Financing, Inc., Compass Bank, Comerica Bank and Wells Fargo Bank, N.A., as lenders and/or agents as indicated on the signature pages of the Amendment.  The Amendment amends the Partnership’s five-year senior secured revolving credit agreement (i) to increase the lenders’ loan commitments to $235 million and (ii) to permit the Partnership to increase the credit facility to $350 million with the consent of the Administrative Agent and the existing or new lender(s) providing the additional loan commitments.  The credit agreement contains events of default that permit, among other things, the acceleration of the loans, the termination of the credit agreement, and foreclosure on collateral.  Certain of the lenders and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Partnership and the Partnership’s affiliates in the ordinary course of business for fees and expenses.

The foregoing description is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.  On October 14, 2008, Quicksilver Gas Services LP issued a press release announcing that it entered into the Amendment.  A copy of the press release is attached as Exhibit 99.1 and the discussion of the Amendment therein is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Amendment described above under Item 1.01 is incorporated in this Item 2.03 by reference.  A copy of the Amendment is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

  (d) Exhibits.

Exhibit Number	Description
10.1	First Amendment to Credit Agreement, dated as of October 10, 2008, among Quicksilver Gas Services LP and the lenders and agents identified therein.
99.1	Press release dated October 14, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER GAS SERVICES LP

By:	Quicksilver Gas Services GP LLC,
its General Partner

By:	/s/ Philip Cook
Philip Cook
Senior Vice President -
Chief Financial Officer

Date: October 14, 2008

Index to Exhibits

Exhibit Number	Description
10.1	First Amendment to Credit Agreement, dated as of October 10, 2008, among Quicksilver Gas Services LP and the lenders and agents identified therein.
99.1	Press release dated October 14, 2008.